UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 20, 2006

Date of Report (Date of earliest event reported)

INDEX OIL AND GAS INC.
(Exact name of registrant as specified in its charter)

NEVADA	20-0815369
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

711 S. Carson St. #4,
Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

604-685-7552
Issuer's telephone number

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01   ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

The attached news release was disseminated to the public on January 20, 2006, announcing that the Company acquired 100% of the share capital of Index Oil and Gas Ltd., a private company registered in the U.K.

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

The Company has appointed Daniel Murphy as Chairman of the Company and Lyndon West as Chief Executive of the Company. Andrew Boetius, David Jenkins, and Michael Scrutton have also been appointed to the Board of Directors of the Company.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION

On November 28, 2005, the Company filed an amendment to its articles of incorporation, changing the name of the Corporation from Thai One On Inc. to Index Oil and Gas Inc., and increasing the number of authorized shares from 25,000,000 to 75,000,000. The Nevada Secretary of State approved the name change of the Corporation on November 30, 2005.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired.

Financial statements of business acquired.

(b)	Pro Forma Financials statements.

Not applicable.

(c)	Exhibits.

Press release dated January 20, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEX OIL AND GAS INC.

Date: January 20, 2006	By:	/s/ John Briner
John Briner
Director

Company Number: 4674411

INDEX OIL & GAS LIMITED

ANNUAL REPORT

PERIOD ENDED 31 MARCH 2004

INDEX OIL & GAS LIMITED

ANNUAL REPORT

PERIOD ENDED 31 MARCH 2004

INDEX OIL & GAS LIMITED
FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

CONTENTS

DIRECTORS, OFFICERS AND REGISTERED OFFICE	1

DIRECTORS' REPORT	2

NET COMMERCIAL OIL AND GAS RESERVE QUANTITIES	4

STATEMENT OF DIRECTORS' RESPONSIBILITIES	5

INDEPENDENT AUDITORS' REPORT	6

CONSOLIDATED PROFIT AND LOSS ACCOUNT	7

CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES	8

CONSOLIDATED BALANCE SHEET	9

COMPANY BALANCE SHEET	10

CONSOLIDATED CASH FLOW STATEMENT	11

NOTES TO THE FINANCIAL STATEMENTS	12

INDEX OIL & GAS LIMITED
DIRECTORS, OFFICERS AND REGISTERED OFFICE

EXECUTIVE DIRECTORS
A Boetius
D Jenkins
L West

NON-EXECUTIVE DIRECTORS

D S Wordsworth
P Parker

SECRETARY
A Boetius

REGISTERED OFFICE
Lawrence House
Lower Bristol Road
Bath
BA2 9ET

BANKERS
HSBC
45 Milsom St
Bath
BA1 1DU

AUDITORS

PKF
Farringdon Place
20 Farringdon Road
London
EC1M 3AP

INDEX OIL & GAS LIMITED
DIRECTORS’ REPORT

The directors present their report and the audited Group financial statements for the period 21 February 2003 to 31 March 2004.

PRINCIPAL ACTIVITY, REVIEW OF BUSINESS AND FUTURE DEVELOPMENTS

Index Oil & Gas Group comprises of Index Oil & Gas Ltd and Index Oil & Gas (USA) LLC. Index Oil & Gas Ltd was incorporated in the UK on 21 February 2003 and  commenced trading at that date. It has a 100% share in Index Oil & Gas (USA) LLC, as a Delaware registered company, which was established on 26 August 2003.

The principal activities of the Group are the exploration, development and production of oil and gas. The principal activity of Index Oil and Gas Ltd is that of a holding company.

The company’s long-term strategy is to build a portfolio of natural gas biased assets, initially and principally in North America, through acquiring low risk, low cost drilling and production operations.

RESULTS AND DIVIDENDS

The loss for the period after taxation was £173,233, which has been transferred to reserves. The results for the period were in line with expectations.

The directors did not recommend the payment of a dividend in respect of the period.

DIRECTORS

The directors who served during the period and to the date of this report were as follows:

K Goode	(appointed 21 February 2003; Resigned 21 February 2003)
A A De Nouaille Rudge	(appointed 21 February 2003; Resigned 21 February 2003)
A Boetius	(appointed 21 February 2003)
L West	(appointed 21 February 2003)
D Jenkins	(appointed 21 February 2003)
D S Wordsworth	(appointed 21 January 2004)
P Parker	(appointed 1 June 2004)

The interests of the directors in the share capital of the company is as follows:

	31 March 2004	31 March 2004	At date of appointment
	Option on Ordinary	Ordinary	Ordinary
	shares of 10p	shares of 10p	shares of 10p
	Number	Number	Number

A Boetius	62,475	91,182	-
L West	62,475	725,406	-
D Jenkins	62,475	93,742	-
D S Wordsworth	60,000	0001,085,393	978,822

Further details of share options are given in note 13 to the financial statements.

INDEX OIL & GAS LIMITED
DIRECTORS REPORT
(continued)

POST BALANCE SHEET EVENTS

The Group has entered into an Option Agreement to acquire certain  US gas  properties and  participate in  development programmes  on these.  Consideration of $75,000 has been paid
to the counterparty  in  return for rights  under  the  Option  Agreement. Under  the Option Agreement   the  Index Group has  the  right, but  not  the  obligation,  to  execute a  Sale  and
Purchase  Agreement  relating  to  these  properties. The  consideration  payable  on  any   completion of   the  Sale and  Purchase  Agreement is  $5.2million in cash,  together  with   the
grant of certain future  royalty  interests in  the properties and an   uplift to Index’s  working  interest  share  of costs on a defined future development  well. As of the date of this report the Directors are currently actively working to raise the funding required to proceed with this opportunity.

All Share Options granted at the Balance Sheet date have been exercised in the subsequent period and prior to the date of this report.

AUDITORS

PKF were appointed as auditors during the period.

A resolution will be proposed at the Annual General Meeting that PKF be re-appointed auditors in accordance with section 385 of the Companies Act 1985.

On behalf of the Board
L. West
Director

2004

INDEX OIL & GAS LIMITED
NET COMMERCIAL OIL AND GAS RESERVE QUANTITIES
PERIOD ENDED 31 MARCH 2004

Net commercial oil and gas reserve quantities for the period ended 31 March 2004:

	Total Oil (mbbl)	Gas (mmcf)	States Oil (mbbl)	Gas (mmcf)
Net Proven Developed and Undeveloped reserves, beginning of period:
-Proven developed reserves	-	-	-	-
- Proven undeveloped reserves	-	-	-	-
-		-	-	-
Changes during the period:
- revisions of previous estimates	-
- purchases of reserves-in-place (1,2 & 3)	11.0	-	11.0	-
- extensions, discoveries (1,2 & 4) & other additions	18.5	-	18.5	-
- production	(1.5)	-	(1.5)	-
	28.0	-	28.0	-
Net Proven Developed and Undeveloped reserves, end of period:
- Proven developed reserves	28.0	-	28.0	-
- Proven undeveloped reserves	-	-	-	-
	28.0	-	28.0	-

 Notes:

1.	Reserves relate to a 5% working interest in an Area of Mutual Interest (AMI) covering 8,500 acres in Stafford County, Kansas, USA.
2.	Amounts for purchases and extensions, discoveries and other additions are directors estimates.
3.
The Group entered into the AMI effective 1 July 2003. At this time, 6 wells were on production with estimated net 0.6mbbl each and 2 new wells had been recently been brought on stream with estimated net reserves each of 3.7 mbbl each.

4.
As at 1 July 2003, three further wells were in different stages of planning, drilling start up and actual drilling. These were subsequently brought on stream in the period. These wells have a net reserves estimate of 3.7 mbbl each. 2 further wells were drilled and brought on stream in 2004, again each with a net reserves estimate of 3.7 mbbl.

Key:

mbbl: Thousand barrels
mmcf: Million cubic feet

This information does not form part of the audited financial statements.

INDEX OIL & GAS LIMITED
STATEMENT OF DIRECTORS’ RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial period, which give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that period. In preparing those financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently

•	make judgements and estimates that are reasonable and prudent;

•	state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements; and

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company and the group will continue in business.

The directors are responsible for keeping proper records which disclose with reasonable accuracy at any time the financial position of the company and the group and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

The directors are responsible for ensuring that the directors' report is prepared in accordance with company law in the United Kingdom.

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF
INDEX OIL & GAS LIMITED

We have audited the financial statements of Index Oil & Gas Limited for the period 21 February 2003 to 31 March 2004, which comprise the Consolidated Profit and Loss Account, the Consolidated and Company Balance Sheets, the Consolidated Statement of Total Recognised Gains and Losses, the Consolidated Cash Flow Statement and the related notes. These financial statements have been prepared under the accounting policies set out therein.

This report is made solely to the company’s members, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company’s members those matters we are required to state to them in an auditors’ report and for no other purpose. To the fullest extent permitted by law we do not accept or assume responsibility to anyone other than the company’s members as a body for our audit work, for this report or for the opinions we have formed.

Respective responsibilities of directors and auditors

The directors’ responsibilities for preparing the Annual Report and the financial statements in accordance with applicable law and United Kingdom Accounting Standards are set out in the Statement of Directors’ Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and United Kingdom Auditing Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the Directors’ Report is not consistent with the financial statements, if the group has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors’ remuneration and transactions with the group is not disclosed.

We read the other information accompanying the financial statements and consider whether it is consistent with the statements. We consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

Going concern

In forming our opinion, we have considered the adequacy of the disclosures made in note 1(a) of the financial statements concerning the group’s current funding requirements. As indicated in the note, the preparation of the financial statements on the going concern basis is dependent upon sufficient additional funds being raised. In view of the significance of this uncertainty, we consider that these disclosures should be brought to your attention, but our opinion is not qualified in this respect.

Opinion

In our opinion the financial statements give a true and fair view of the state of affairs of the company and the group as at 31 March 2004 and of the group’s loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

PKF
Registered Auditors
London, UK

2004

INDEX OIL & GAS LIMITED
CONSOLIDATED PROFIT AND LOSS ACCOUNT
PERIOD ENDED 31 MARCH 2004

	Notes	Period ended 31 March 2004 £
Turnover	2	21,480
Cost of sales
Production costs		(9,392)
Depreciation, depletion and amortisation	8	(7,553)

		(16,945)

Gross profit		4,535

Administrative expenses		(179,779)

Operating Loos	3	(175,244)

Interest receivable and similar income	4	2,011

Loss on ordinary activities before taxation		(173,233)

Taxation	6	-

Loss for financial year	14	(173,233)

All amounts relate to continuing activities.

INDEX OIL & GAS LIMITED
CONSOLIDATED STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
FOR THE PERIOD ENDED 31 MARCH 2004

Period ended 31 March 2004 £
Loss for the financial year	(173,233)
Exchange translation differences on consolidation	(27,349)
Total recognised gains and losses	(200,582)

INDEX OIL & GAS LIMITED
CONSOLIDATED BALANCE SHEET
AT 31 MARCH 2004

	Notes	2004 £ £
FIXED ASSETS
Intangible assets	7	138,087
Tangible assets	8	92,332
		230,419
CURRENT ASSETS
Debtors	10	5,503
Cash at bank and in hand		139,315
		144,818
CREDITORS
Amounts falling due within one year	11	(164,268)

NET CURRENT ASSETS		(19,450)

PROVISIONS FOR LIABILITIES AND CHARGES	12	(5,713)

TOTAL ASSETS LESS LIABILITIES		205,256

CAPITAL AND RESERVES
Called up share capital	13	345,652
Share premium account	16	60,186
Profit and loss account	14	(200,582)

SHAREHOLDERS’ FUNDS - Equity	15	205,256

The financial statements were approved by the board on 2004

Signed on behalf of the board of directors

L West   A Boetius
Director   Director

INDEX OIL & GAS LIMITED
COMPANY BALANCE SHEET
AT 31 MARCH 2004

	Notes	2004 £
FIXED ASSETS
Tangible assets	8	4,045
Investments	9	233,372
		237,417
CURRENT ASSETS
Debtors	10	44,602
Cash at bank and in hand		135,119
		179,721
CREDITORS
Amounts falling due within one year	11	(144,008)

NET CURRENT ASSETS		35,713

TOTAL ASSETS LESS CURRENT LIABILITIES		273,130

CAPITAL AND RESERVES
Called up share capital	13	345,652
Share premium account	16	60,186
Profit and loss account	14	(132,708)

SHAREHOLDERS’ FUNDS - Equity	15	273,130

The financial statements were approved by the board on 2004

Signed on behalf of the board of directors

L West   A Boetius
Director   Director

INDEX OIL & GAS LIMITED
CONSOLIDATED CASH FLOW STATEMENT
YEAR ENDED 31 MARCH 2004

2004
£
Reconciliation of operating loss to net cash outflow from operating activities	(175,244)
Operating loss	8,156
Depreciation of tangible fixed assets	8,156
Increase in debtors	88,281
Increase in creditors

Net cash outflow from operating activities	(84,503)

CASH FLOW STATEMENT (note 17)

Net cash outflow from operating activities	(84,503)
Returns on investments and servicing of finance	2,011
Taxation	-
Capital expenditure	(261,955)

Net cash outflow before financing	(344,447)
Financing	482,567
Increase in cash	138,120

Reconciliation of net cash flow to movement in net funds (note 18)

Increase in cash in the year	138,120
Foreign Exchange differences	1,195

Change in net funds	139,315
Net cash in hand and at Bank at 21 February 2003	-

Net cash in hand and at Bank at 31 March 2004	139,315

Net debt (note 18)
At 21 February 2003
Net cash in hand	-
Debt	-

Net funds	-

At 31 March 2004
Net cash in hand	139,315
Debt	(80,962)

Net funds	58,353

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

1 ACCOUNTING POLICIES

  The principal accounting policies adopted in the preparation of the financial statements are as follows:

(a)	Going concern

The group is in an early stage of development. It has limited cash resources, it does not currently generate any significant revenues and its success will depend largely upon the outcome of its future exploration and development programmes in the US. The Company has entered into an Option Agreement to enter into such a programme and the Directors are currently actively working to raise the additional funding, in the form of convertible debt which will convert to equity, required to proceed with this and cover ongoing operating costs. They believe that they will be successful and they have also received written confirmations of continuing financial support from existing shareholders to meet current financial obligations. However, the fundraising process is currently ongoing and therefore there can be no certainty in this regard.

The directors believe they have considered all relevant information and have concluded that it is appropriate to prepare these financial statements on the going concern basis. The financial statements do not include any adjustments that may be required if the additional funds are not available or if additional programmes under the Option Agreement are not secured.

(b)	Basis of preparation

    The accounts have been prepared under the historical cost convention and in accordance with applicable UK accounting standards.

The financial statements fall within the scope of the Statement of Recommended Practice (“SORP”), “Accounting for Oil and Gas Exploration, Development, Production and Decommissioning Activities”, issued by the Oil Industry Accounting Committee. The financial statements, including disclosures, have been prepared in accordance with the provisions of the SORP currently in effect.

(c)	Basis of consolidation

The consolidated financial statements include the financial statements of the Company and its subsidiary made up to 31 March 2004. The acquisition method of accounting has been adopted, such that the results of the subsidiary undertaking established during the year are included in the consolidated profit and loss account from the date of acquisition.

The Group’s exploration, development and production activities are conducted jointly with other companies. Since these arrangements do not constitute entities in their own right, the financial statements reflect the relevant proportion of costs, revenues, assets and liabilities applicable to the Group’s interests.

(d)	Turnover

Turnover is recognised on an entitlement basis and represents the sales value, net of Royalty Interests, of the Group’s share of oil and gas revenue in the year.

(e)	Oil and gas interests

Oil and gas projects
The Group has adopted the full costs accounting policy for expenditure on oil and gas projects. As a result, all costs are accumulated in cost pools and are then written off to the extent that they are not supported by underlying oil and gas reserves, unless the expenditure relates to an area where it is too early to make such a decision.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

1 ACCOUNTING POLICIES (Continued)

(e)	Oil and gas interests (continued)

Production Assets
Impairment and ceiling test
Capitalised expenditure is reviewed each year for possible impairment on a property basis. Any expenditure which is judged to be impaired is included in the relevant depletion calculation. As a test for impairment, the capitalised costs in each cost pool of tangible assets is compared each year with the net present value of future cash flows derived from the assets in the pool. These ceiling test values are calculated on the basis of expected future product prices.

Depreciation, depletion and amortisation
Amortisation of expenditure held in each tangible cost pool is provided using the unit of production method based on entitlement to proved and probable reserves of oil and gas and estimated future development expenditure to be incurred to access these reserves. Changes in reserves are accounted for prospectively.

Decommissioning costs
Provision for decommissioning is recognised in full at the commencement of oil and gas production, or when the assets are acquired, if later. The amount recognised is the present value of the estimated future expenditure. A corresponding tangible fixed asset is also created at an amount equal to the provision. This is subsequently amortised as part of the capital costs of the production facilities, having taken account of any expected salvage value. Any change in the present value of the estimated expenditure is reflected as an adjustment to the fixed asset.

Pre-production assets
Expenditure in this category has been included in the balance sheet under intangible assets. Expenditure incurred on pre-production assets is transferred to tangible assets once a decision has been made as to the commercial development of a field or property.

(f)	Other tangible fixed assets

Other tangible fixed assets are shown at cost. Depreciation is provided at rates calculated to write off the cost, less estimated residual value, of each asset on a straight-line basis over its expected useful life, as follows:

Computer Equipment          20% straight line

(g)	Fixed asset investment

Fixed asset investments are stated at cost less provision for any impairment in value.

(h)	Deferred taxation

In accordance with FRS 19 full provision is made at current  rates for taxation deferred in respect of all timing differences. Deferred tax balances are not discounted.

Deferred tax assets are only recognised where they arise from timing differences where their recoverability  in the short term is regarded as more likely than not.

(i)	Foreign currency

The results of overseas operations are translated at average rates of exchange during the period and the balance sheet is translated into sterling at the rate of exchange ruling on the balance sheet date. Exchange differences which arise from translation of the opening net assets and results of foreign subsidiary undertakings are taken to reserves. All other exchange differences are taken to the profit and loss account.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

1 ACCOUNTING POLICIES (Continued)

(j)	Company profit and loss account

The company had taken advantage of the exemption conferred by Companies Act 1985 section 230 from publishing its own profit and loss account. The result for the period ended 31 March 2004 was a loss after taxation of £132,708.

2  TURNOVER

The Group operates in one business segment, the exploration for and production of oil and gas. The origin and destination of all sales is in the USA.

3  OPERATING LOSS

2004
£

The operating loss is stated after charging/(crediting):
Depreciation of tangible assets	8,156
Auditors remuneration - audit services	13,809
- non audit services	3,044
Loss on foreign exchange translation	3,214
=======

4  INTEREST RECEIVABLE AND SIMILAR INCOME

2004
£

Bank interest received	2,011

5 DIRECTORS’ REMUNERATION

Directors remuneration, all of which relates to payments on service contracts and expenses, consists of the following:

2004
£

Directors fees	36,824
===========

There was no pension scheme in operation during the year. All executive directors received equal remuneration based on length of service in the year.

The average number of employees, including directors, in the period was 3.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

6  TAXATION

a)  Analysis of charge for the year

No corporation tax liability arises in respect of the period due to the loss incurred.

2004
£
b) Factors affecting tax charge for period

Loss on ordinary activities before tax	(173,233)
____________
Expected tax @ 30%	(51,970)
Expenses not deductible for tax purposes	27,046
Unrelieved trading losses arising in the period	24,924
___________
Actual tax charge	-
==========

c) Factors affecting future tax charge

No liability to UK corporation tax arose on ordinary activities for the period ending 31 March 2004. At 31 March 2004 the group had losses amounting to approximately £82,000 available for offset against future taxable profits. This represents a deferred tax asset of approximately £24,900, which has not been recognised in these financial statements because there is currently insufficient evidence of recovery in the near future.

7    INTANGIBLE FIXED ASSETS

Unproven and
undeveloped
Oil Interests
£
Group

Cost
Additions	232,775
Transfer to Tangible Fixed Assets	(75,247)
Currency translation adjustment	(19,441)

Cost and net book value at 31 March 2004	138,087
========
Licences
Company	£

Cost
Additions	232,775

Disposals
Disposal in year	(232,775)

Cost and net book value at 31 March 2004	-
========

The company acquired a 5% working interest in an area of mutual interest covering 8,500 acres in Stafford County, Kansas, USA on 25 July 2003. On 26 August 2003, the company assigned all rights and obligations relating to this assets to Index Oil and Gas (USA) LLC. The company was granted interest in the equity capital of Index Oil & Gas (USA) LLC equal to the value of the asset.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

8  TANGIBLE FIXED ASSETS
Group

	Proven and
	developed Oil	Computer
	interests	Equipment	Total
	£	£	£
Cost
Transfers from Intangible Fixed Assets	75,247	-	75,247
Additions	22,853	6,327	29,180
Decommissioning costs provided	5,713	-	5,713
Currency translation adjustment	(9,598)	(54)	(9,652)

Total transfers, additions and adjustments at 31 March 2004	94,215	6,273	100,488

Depreciation
Charge for the period and at 31 March 2004	7,553	603	8,156

Net book value
At 31 March 2004	86,662	5,670	92,332

	Proven and
	developed Oil	Computer
	interests	Equipment	Total
	£	£	£
Cost
Additions and at 31 March 2004	-	4,495	4,495

Depreciation
Charge for the period and at 31 March 2004	-	450	450

Net book value
at 31 March 2004	-	4,045	4,045

Shares in
subsidiary
undertakings
£
Cost
Additions and at 31 March 2004	233,372

As at 31 March 2004 , the company held 100% of the ordinary shares of Index Oil & Gas (USA) LLC, incorporated in the US, whose principal activity is the exploration, development and production of oil and gas.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

10 DEBTORS
	Group	Company
	2004	2004
	£	£

Trade debtors	5,281	-
Other debtors	222	222
Amounts owed by group undertakings	-	44,380

	5,503	44,602

Group		Company
	2004	2004
	£	£
11 CREDITORS

Falling due within one year:
Trade Creditors	17,403	-
Convertible Debt	76,730	76,730
Other Creditors	35,895	35,895
Accruals and deferred income	34,240	31,383

	164,268	144,008

Convertible debt has been stated as proceeds net of issue costs. This debt is convertible into 490,262 10p nominal value shares. Repayment or conversion of this debt is at the sooner of the last repayment date for the convertible debt and Index Oil & Gas Ltd entering into an Option Agreement for further oil and gas exploration and development activity. It was due to be repaid or converted into ordinary share capital by 31 March 2004. Since the year end, repayment/conversion has been extended to 11 June 2004 when this debt was converted into 10p ordinary shares on the signing of the aforementioned Option Agreement.

12 PROVISIONS FOR LIABILITES AND CHARGES
	Group	Company
	2004	2004
	£	£

Future Decommissioning costs
As at 31 March 2004	5,713	-

13 CALLED UP SHARE CAPITAL
Group and Company
		2004
		£

Authorised
10,000,000 ordinary shares of 10p each		10,000,000

Allotted, issued and fully paid
3,456,528 ordinary shares of 10p each		345,652

On 26 February 2003, the company split its authorised share capital of 100 £1 Ordinary shares to 1000 shares of 10p each. At that date the company also increased its authorised share capital from £100 to £10,000,000.

At this date, the subscription share of £1 in issue was split into 10 shares of 10p each.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

13 CALLED UP SHARE CAPITAL (Continued)

On 17 March 2003 the company issued 693,332 shares at par. The company also issued convertible loan capital of £138,667, that was convertible on majority Shareholder approval and no later than 5 months after the closing of the related offer. The conversion of this loan capital into 1,386,668 Ordinary share of 10p at par was approved in July 2003, at the point the Company acquired its first oil and gas property. The shares were subsequently issued on 15 December 2003.

On 22 July 2003 the company issued convertible loan capital of £125,750 that was convertible on majority Shareholder approval and no later than 2 months after the closing of the related offer. The conversion of this loan capital into 886,256 shares of 10p at a premium of £37,125 was similarly approved in July 2003, again at the point the Company acquired its first oil and gas property These shares were also subsequently issued on 15 December 2003.

On 2 March 2004, the company issued 490,262 Ordinary share of 10p at a premium of £31,935. The company also issued convertible loan capital of £80,962, that was convertible on majority Shareholder approval. Details of the conversion since the year end are given in note 11.

Share options

At 31 March 2004 the following share options were outstanding in respect of the ordinary shares:

Date of grant	Number of shares	Period of options	Option price per share

8 March 2004	297,425 shares of 10p	December 2003 -	10p
31 December 2010

Warrants

At 31 March, the following warrants were outstanding in respect of the ordinary shares:

Date of warrant	Number of shares	Expiry dates

27 February 2003	45,882	Not later than the date of listing of the Company on a
22 July 2003	2,653	recognized Stock Exchange or the date of the Sale and
		Purchase of more than 90% of existing Oridnary shares
		in issue, whichever is earliest

	Company	Group
	2004	2004
	£	£

Loss for the period	(132,708)	(173,233)
Exchange differences on consolidation	-	(27,349)

At 31 March 2004	(132,708)	(200,582)

15  RECONCILIATION OF MOVEMENTS IN EQUITY SHAREHOLDERS’ FUNDS

	Company	Group
	2004	2004
	£	£

Share Capital Issues	345,652	345,652
Share Premium Net of Issue Costs	60,186	60,186
Loss for the period	(132,708)	(200,582)

Shareholders funds at 31 March 2004	273,130	205,256

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

16 MOVEMENT ON RESERVES
Group	Share	Profit and
	premium	loss
	account	account	Total
	£	£	£

At beginning of period	-	-	-
Loss for period	-	(173,233)	(173,233)
Premium on issue of shares	69,060	-	69,060
Issue costs	(8,874)	-	(8,874)
Currency translation differences
on foreign currency net investments	-	(27,349)	(27,349)

At end of period	60,186	(200,582)	(140,396)

Company	Share	Profitand
	premium	loss
	account	account	Total
	£	£	£

At beginning of period	-	-	-
Loss for period	-	(132,708)	(132,708)
Premium on issue of shares	69,060	-	69,060
Issue costs	(8,874)	-	(8,874)

At end of period	60,186	(132,708)	(72,522)

17GROSS CASH FLOWS
2004
£
Returns on investments and servicing of finance
Interest received	2,011

2,011

Capital expenditure
Payments to acquire intangible fixed assets	(232,775)
Payments to acquire tangible fixed assets	(29,180)

(261,955)

Financing
Issue of share capital, including Share Premium	414,712
Share issue costs	(8,874)
Issue of loan capital	80,962
Loan issue costs	(4,233)

482,567

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

18  ANALYSIS OF CHANGES IN NET FUNDS

	At			At
	21 February	Cash	Exchange	31 March
	2003	Flows	difference	2004
	£	£	£	£

Cash at bank and in hand	-	138,120	1,195	139,315

Debt <1 year (convertible debt)	-	(80,962)	-	(80,962)

Total	-	57,158	1,195	58,353

19  MAJOR NON-CASH TRANSACTIONS
There were no external non-cash transactions during the year.

20  RELATED PARTY TRANSACTIONS
During the Period ended 31 March 2004:

A Boetius subscribed for £9,508 of loan notes issued by the company.

L West subscribed for £79,167 of loan notes issued by the company.

D Jenkins subscribed for £13,667 of loan notes issued by the company.

D Wordsworth subscribed for £106,500 of loan notes issued by the company.

As at the Balance Sheet date:

A Boetius held £1,625 of outstanding loan notes issued by the company.

L West held £17,500 of outstanding loan notes issued by the company.

D Jenkins held £5,000 of outstanding loan notes issued by the company.

D Wordsworth held £17,500 of outstanding loan notes issued by the company.

During the year the company entered into service contracts with A Boetius, L West and D Jenkins. Under these contracts the directors received remuneration of £12,247.50 each. These directors were each granted 62,475 share options, with an exercise price of 10p per share under an unapproved share option plan.

During the year, prior to being appointed a Director D Wordsworth received £6,000 for the provision of Consultancy services. D Wordsworth was granted 60,000 in share options with an exercise price of 10p per share under an unapproved share option plan.

All share options were exercised between 19 April and 30 April 2004.

INDEX OIL & GAS LIMITED
NOTES TO THE FINANCIAL STATEMENTS
PERIOD ENDED 31 MARCH 2004

21	CONTROLLING PARTY

The company is controlled by the directors by virtue of their combined shareholding, as shown in the Directors’ Report.

22	POST BALANCE SHEET EVENTS

The Group has entered into an Option Agreement to acquire certain US gas properties and participate in development programmes on these. Consideration of $75,000 has been paid to the counterparty in return for rights under the Option Agreement. Under the Option Agreement the Index Group has the right, but not the obligation, to execute a Sale and Purchase Agreement relating to these properties. The consideration payable on any completion of the Sale and Purchase Agreement is $5.2million in cash, together with the grant of certain future royalty interests in the properties and an uplift to Index’s working interest share of costs on a defined future development well. As of the date of this report the Directors are currently actively working to raise the funding required to proceed with this opportunity.

All Share Options granted at the Balance Sheet date have been exercised in the subsequent period and prior to the date of this report.

Index Oil & Gas Group
Draft Consolidated Management Accounts 6 months to 30 September 2005
	Index Oil & Gas (USA), LLC			Index Investments North America Inc.			Index Offshore LLC		Index Oil & Gas Limited		Consolidation adjustments	Consolidated	Group Consol Round ,0	Company Round ,0
Consolidated Statement of Income Revenues	$	FX	£	$	FX	£	$	FX	££		£	£	£	£
Oil Sales & Proceeds from sale of assets	95,476	1.7691	53,969							0	0	53,969	53,969	0
Total revenues	95,476	1.7691	53,969	0	#DIV/0!	0	0	#DIV/0!	0	0		53,969	53,969	0
Expenses Operating Costs	17,175	1.7691	9,708							0		9,708	9,708	0
Production Taxes Depreciation, depletion & amortisation	4,074 19,169	1.7691 1.7691	2,303 10,835							0 449		2,303 11,285	2,303 11,285	0 450
Impairment cost Option Agreement Expense	0 0	0.0000 0.0000	0 0									0 0	0 0	0 0
General and administrative costs	34,764	1.7691	19,650							118,187	0	137,838	137,838	118,187
Total expenses	75,181	1.7691	42,497	0	#DIV/0!	0	0	#DIV/0!	0	118,637		161,134	161,134	118,637
Other revenues and expenses Interest expense / (income)	13,089	1.7691	7,398							-8,530		-1,131	-1,131	(8,530)
Foreign exchange (gain) / loss	0	0.40	0							-15,054		-15,054	-15,054	(15,054)
Income / (Loss) before Tax	7,207	1.7691	4,074	0	#DIV/0!	0	0	#DIV/0!	0	-95,053		-90,980	-90,980	(95,053)
Provision for tax	0		0							0		0	0	0
Net Income / (Loss)	7,207	1.7691	4,074	0	#DIV/0!	0	0	#DIV/0!	0	-95,053		-90,980	-90,980	(95,053)
Memo : Group Operating Profit / (Loss) - includes FX loss												-92,111	-92,111	(103,583)
Consolidated Balance Sheet
Current Assets Cash & cash equivalents	44,810	1.7691	25,329							180,339		205,668	205,668	180,339
Trade receivables Inventories	17,024 0	1.7691 1.7691	9,623 0							0 0		9,623 0	9,623 0	0 0
Other debtors Inter-Company (incl Accrued Interest) : Index O&G Ltd & Index O&G (USA) LLC	0 0	1.7691 1.7691	0 0							155,979 239,902	-239,902	155,979 0	155,979 0	155,979 239,902
Inter-Company : Index O&G Ltd & Index Investments NA Inc. Inter-Company : Index Investments NA Inc. & Index O&G (USA) LLC				334	1.7691	189				0 0	-189 0	0 0	0 0	0 0
Inter-Company : Index Investments NA Inc. & Index Offshore LLC							334	1.7691	189		-189	0	0	0
Total current assets	61,834	1.7691	34,952	334	1.7691	189	334	1.7691	189	576,220	-240,280	371,270	371,270	###
Oil & Gas Properties Costs being amortised	367,753	1.7691	207,876							0		207,876	207,876	0
Costs not being amortised	271,875	1.7691	135,680				74,666	1.7691	42,206	0		195,885	195,885	0
less accumulated depreciation	47,580	1.7691	26,895							0		26,895	26,895	0
Net Oil and Gas Properties	592,048	1.7691	334,661	0	1.7691	0	74,666	1.7691	42,206	0	0	376,866	376,866	0
Investment in Index Oil & Gas (USA) LLC	0	1.7691	0		1.7691	0				320,982	-320,982	0	0	320,982
Investment in Index Investments North America Inc Investment in Index Offshore LLC				75,000	1.7691	42,394				39,714 0	-39,714 -42,394	0 0	0 0	39,714 0
Other Assets (Net)	2,206	1.7691	1,247							2,697		3,944	3,944	2,697
Total Assets	656,088	1.7691	370,860	75,334	1.7691	42,583	75,000	1.7691	42,394	939,613	-643,370	752,080	752,080	939,613
Current liabilities Accounts payable	8,500	1.7691	4,805							2,632		7,437	7,437	2,632
Accrued liabilities (inc Decommisioning Liability in Index USA) Inter-Company (incl Accrued Interest) : Index O&G Ltd & Index O&G (USA) LLC	27,000 424,411	1.7691 1.7691	15,262 239,902							151,501 0	-239,902	166,763 0	166,763 0	151,501 0
Inter-Company : Index O&G Ltd & Index Investments NA Inc. Inter-Company : Index Investments NA Inc. & Index O&G (USA) LLC								1.7691	0	189 0	-189 0	0 0	0 0	189 0
Inter-Company : Index Investments NA Inc. & Index Offshore LLC Other amounts falling due within one year				334	1.7691	189				62,605	-189	0 62,605	0 62,605	0 62,605
Total liabilities	459,912	1.7691	259,969	334	1.7691	189	0	1.7691	0	216,927	-240,280	236,805	236,805	216,927
Net Assets	196,176	1.7691	110,890	75,000	1.7691	42,394	75,000	1.7691	42,394	722,685	-403,090	515,274	515,275	722,686
Shareholders Equity Called up share capital / Capital Contribution	539,334	1.6803	320,982	75,000	1.8885	39,714	75,000	1.7691	42,394	683,082	-403,091	683,082	683,082	683,082
Share Premium Profit and Loss Account - Current Year	7,207	1.7691	4,074							309,971 -95,053	0	309,971 -90,980	309,971 -90,980	309,971 -95,053
Profit and Loss Account - Prior Years Other recognised gains and losses	-350,365	1.7945	-195,248 -18,918			2,681			0	-175,314 0	0	-370,562 -16,237	-370,562 -16,236	-175,314 0
Total Shareholders Funds	196,176	var	110,890	75,000	var	42,394	75,000	var	42,394	722,685	-403,091	515,274	515,275	722,686
Statement of Total Recognised Gains & Losses for Period Profit and Loss			4,074			0				-95,053		-90,980	-90,980
Exchange gains and losses			5,639			2,681						8,320	8,321
Total recognised gains and losses			9,713			2,681				-95,053		-82,660	-82,659
FX translation gain / loss analysis :
Shareholders funds @ Historic rate		1.6803	320,982		1.8885	39,714		1.7691	42,394
@ Closing rate		1.7691	304,863		1.7691	42,394		1.7691	42,394
Difference			-16,119			2,681			0
P&L @ Actual average Rate		1.7950	(191,174)
@ Closing rate Difference		1.7691	-193,973 -2,799		1.7691	0 0		1.7691	0 0
Total			(18,918)			2,681			0
checks : Curent year P&L : Income statement vs BS BS	0 0		0 0	0 0		0 0	0 0		0 0	0 0	0 0	0 0	0 0	0 0